UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2008

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Defiitive Agreement

NutraCea entered into a Placement Agency Agreement (the “Placement Agency Agreement”), with Rodman & Renshaw, LLC, as placement agent, relating to the issuance and sale by NutraCea of up to 22,222,223 shares of its common stock, no par value per share (“Common Stock”), and warrants to purchase up to an aggregate of 6,666,664 shares of Common Stock at an initial exercise price of $1.20 per share (“Warrants” and, together with the Common Stock, the “Units”) to the signatories to the Securities Purchase Agreement (as defined below) at a price of $0.90 per Unit. Each Warrant may be exercised immediately and through and including April 24, 2013. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Common Stock Purchase Warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.
      In connection with the offering, NutraCea entered into a securities purchase agreement, dated April 24, 2008 (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
     Rodman & Renshaw, LLC acted as placement agent, on a best efforts basis, for the offering and will receive a placement fee equal to 6% of the gross purchase price of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants) as well as warrants to purchase 1,333,333 shares of Common Stock at an exercise price of $1.20 per share. Subject to FINRA Rule 2710, these placement agent warrants may be exercised immediately through and including April 24, 2013.
     NutraCea is making the offering and sale of the Units pursuant to a shelf registration statement on Form S-3 (Registration No. 333-148929) declared effective by the Securities and Exchange Commission on April 8, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
1.1	Placement Agency Agreement, dated April 24, 2008, by and between NutraCea and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Weintraub Genshlea Chediak.

10.1	Form of Securities Purchase Agreement, dated as of April 24, 2008, by and between NutraCea and each investor signatory thereto.

23.1	Consent of Weintraub Genshlea Chediak (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: April 28, 2008	By:	/s/ Brad Edson
Brad Edson
Chief Executive Officer
(Duly Authorized Officer)